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                                                                      EXHIBIT 23





                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-27293) of Kellogg Company of our report dated June 12, 2002 relating to the financial statements of Kellogg Company Savings and Investment Plan, which appears in this Form 11-K.




PricewaterhouseCoopers LLP

Battle Creek, Michigan
June 28, 2002